[GRAPHIC OMITTED]
[Graphic of Flags Omitted]

                         THE GABELLI GLOBAL GROWTH FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

TO OUR SHAREHOLDERS,
       The second quarter of 2002 was very disappointing for equity investors all over the world. The optimism of the fourth quarter of 2001 has given way to outright pessimism, with market commentators using words such as capitulation when describing recent equity market movements. For U.S. investors participating in overseas equity markets, the only respite came in the form of a weaker U.S. dollar.
       For the second quarter ended June 30, 2002, the Gabelli Global Growth Fund (the "Fund") declined by 17.1%. This compares with a fall of 9.1% for the Morgan Stanley Capital International All Country ("MSCI AC") Index and a decline of 9.0% for the average Global Fund monitored by Lipper Inc.
       European markets were unable to decouple from the miserable performance of U.S. equities. While the Standard & Poor's ("S&P") 500 Index fell by 13.4%, UK equities fell by 11.1%, German stocks declined 17.5% and the French market fell 15.2%. However, due to the strength of the Euro and Sterling, losses to U.S.-based investors were limited to 4.7% for the UK market, 3.7% for French stocks and 6.3% for the German market.
       Certainly on a relative basis, Japan did well. The Nikkei 225 Index rose by 6.9% in dollar terms. Emerging markets, in aggregate, fell by 8.4% with the most damage being sustained in South America, largely due to the difficulties being experienced by Argentina.

STRATEGY REVIEW
       The Fund was formed to take advantage of the exceptional investment opportunities that are evolving around the world. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we seek a catalyst to unlock the underlying value of our investments.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

                                                    Quarter
                                 -------------------------------------------
                                   1ST         2ND         3RD        4TH         YEAR
                                 --------------------------------------------------------
  2002:   Net Asset Value .......$15.38       12.75        --          --            --
          Total Return .......... (0.5)%     (17.1)%       --          --            --
-----------------------------------------------------------------------------------------
  2001:   Net Asset Value .......$18.10      $18.21      $13.87       $15.45      $15.45
          Total Return ..........(11.1)%       0.6%      (23.8)%       11.4%      (24.2)%
-----------------------------------------------------------------------------------------
  2000:   Net Asset Value .......$36.37      $31.46      $27.80       $20.37      $20.37
          Total Return ..........  3.4%      (13.5)%     (11.6)%      (20.9)%     (37.5)%
-----------------------------------------------------------------------------------------
  1999:   Net Asset Value .......$20.33      $23.52      $24.91       $35.17      $35.17
          Total Return .......... 19.7%       15.7%        5.9%        47.4%      116.1%
-----------------------------------------------------------------------------------------
  1998:   Net Asset Value .......$16.45      $17.39      $15.17       $16.99      $16.99
          Total Return .......... 15.2%        5.7%      (12.8)%       21.4%       28.9%
-----------------------------------------------------------------------------------------
  1997:   Net Asset Value .......$11.79      $13.72      $15.02       $14.28      $14.28
          Total Return ..........  0.3%       16.4%        9.5%        10.9%       41.7%
-----------------------------------------------------------------------------------------
  1996:   Net Asset Value .......$12.57      $13.40      $13.22       $11.75      $11.75
          Total Return ..........  7.3%        6.6%       (1.3)%       (0.3)%      12.5%
-----------------------------------------------------------------------------------------
  1995:   Net Asset Value .......$10.62      $11.28      $12.30       $11.72      $11.72
          Total Return ..........  3.6%        6.2%        9.0%        (1.8)%      17.9%
-----------------------------------------------------------------------------------------
  1994:   Net Asset Value ....... $9.90       $9.97      $10.54       $10.25      $10.25
          Total Return .......... (1.0)%(b)    0.7%        5.7%        (2.8)%       2.5%(b)
-----------------------------------------------------------------------------------------

                                       AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002(A)
                                       -----------------------------------------------
                                                        YEAR        SINCE
                                          QUARTER      TO DATE  INCEPTION (B) 5 YEAR     3 YEAR     1 YEAR
----------------------------------------------------------------------------------------------------------
 Gabelli Global Growth Fund Class AAA .. (17.10)%     (17.48)%      9.23%      5.75%    (15.16)%   (29.98)%
 MSCI AC World Free Index ..............  (9.11)%      (8.12)%      5.56%      0.37%     (8.43)%   (14.22)%
 Lipper Global Fund Average ............  (8.99)%      (8.24)%      5.77%      1.48%     (5.00)%   (14.37)%
--------------------------------------------------------------------------------

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The MSCI AC World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From  commencement  of  investment  operations  on February  7, 1994.  Note:
    Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------
MULTI-CLASS SHARES
      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/02

                               [GRAPHIC OMITTED]

                               United States     47.2
                               Europe            25.3
                               Japan             10.0
                               Canada             6.1
                               Asia/Pacific Rim   5.2
                               South Africa       3.6
                               Latin America      2.6

GLOBAL ALLOCATION
      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY
      Investors worldwide look to the U.S. market for leadership. Many equity markets, particularly in Europe, are closely correlated to the U.S. equity market. Recently it seems that this correlation has risen further. The crisis of confidence that has taken hold in the U.S. has been quick to spread to other markets. In some respects this is not justified, and we believe the current market sell-off will provide an excellent buying opportunity both in U.S. and overseas equities.

UNITED STATES: HOW STRONG IS THE RECOVERY?
      Though the widely anticipated restocking of inventories in the U.S. has been delayed, it is expected to start bouncing back by the third quarter. Since the inventory-to-sales ratio has fallen to 1.35, the lowest on record, the manufacturing recovery at the end of this year should be strong. The Conference Board's Index of leading economic indicators, which forecasts likely economic conditions in three to six months time, rose 0.4% in May. This was the seventh gain in the last eight months. The U.S. economy is expected to grow by about 3.0% this year, down from the first quarter's 5.6% torrid pace, but comfortably ahead of last year's 1.2% rate.
      Meanwhile, the global economy is recovering. In Europe, we see Germany emerging from recession. There is industrial recovery in the United Kingdom. And Japan looks set to benefit from capital goods exports in the year ahead.

EUROPE: THE EURO BOUNCES BACK
      During the quarter, the industrial recovery in Europe continued. In June, the manufacturing sector's Purchasing Managers' Index ("PMI") stood at 51.8.
This is the third month in a row where the index has been above 50, which signals economic expansion. On a country specific basis, France and Germany continued to expand while Spain slowed due to its exposure to Latin America. Rising capital goods orders from Asia should continue to benefit European exporters. Meanwhile, the stronger Euro has helped to keep import costs down. Inflation reached a two-and-a-half-year low of 1.7% in June. Consequently, we do not anticipate an increase in short-term interest rates until late 2002.
      On the regulatory front, the European Commission is finalizing its new pan-European takeover code, which could boost merger activity across Europe. The code is designed to facilitate acquisitions once the bidder has obtained 75% of the target company. The "free movement of capital" principal was given a boost in June when the European Court of Justice, Europe's highest court, outlawed the French Government's so-called "golden share" in Total Fina Elf, the oil conglomerate. The golden share had allowed governments to retain control of privatized industries for "national security" reasons. This decision will put into question the legality of government relationships with companies like BAA, Telefonica and Volkswagen. The Court also overturned a 1999 merger veto by the European Competition Commission, which had blocked MyTravel Group's bid for First Choice Holidays. These efforts provide tangible evidence that the reform process in Europe is moving forward.

UNITED KINGDOM: MANUFACTURING PICKS UP, BUT WILL THE CONSUMER KEEP SPENDING?
      After two years of declining Gross Domestic Product ("GDP") growth in the UK, from 3.5% at the beginning of 2000 to 1.1% in the first quarter of this year, it looks like industrial production has turned around at last. In April, the industrial and manufacturing indices rose 1.1% and 0.8%, respectively. This growth continued in May, which was the first back-to-back gain in almost two years.
      The question now is whether recent declines in equity prices and the threat of higher interest rates will stymie the recovery? Although consumer confidence was unchanged in June, there are signs of weakness. UK retail sales declined in May for the first time in five months. Although inflation is benign at 1.5%, and much below the Bank of England's ("BOE") target rate of 2.5%, housing prices increased at their fastest monthly pace on record in May. Sir Edward George, Governor of the BOE, is concerned that interest rates may need to increase from a 39-year low to contain "unsustainable" spending and house prices. Last year, the BOE lowered interest rates seven times to 4.0% in an effort to stimulate the economy and avoid recession. With inflation low and equity prices falling, the Governor will be hard pressed to raise rates any time soon. In fact, interest rate futures contracts predict that short-term rates are only likely to rise to 4.3% by the end of the year, down from March's estimate of 5.4%.

JAPAN: SUSTAINED RECOVERY?
      Japan's economy grew by 1.4% in the first quarter due to a pick up in exports and consumer spending. Exports, which make up about 10% of the $4.2 trillion Japanese economy, have been rising over the last five months. In May, Japanese automobile makers enjoyed a 26% rise in exports, including a 34% increase to the U.S. and a 15% gain to Europe. Exports within Asia, primarily steel, semiconductors, and general machinery, have also improved. Signs of an economic recovery have encouraged consumers to spend as retail sales rose for the first time in several months. Unfortunately, whether or not this virtuous circle of higher exports, increased production and greater domestic spending can continue, remains to be seen. A stronger Japanese Yen may stall the recovery in exports while weak employment figures may dampen consumer confidence.

INVESTMENT SCORECARD
      Among the Fund's larger holdings, winners included Harmony Gold Mining, AT&T Canada, Bank of Ireland, Nikko Cordial, Nippon Broadcasting and Novartis. All these stocks rose by more than 10%. These top performers were nullified by some woeful returns posted by companies such as Vivendi (-44%), Stolt Offshore (-35%), Young Broadcasting (-29%) and Benesse Corp. (-20%). Vivendi has now become a well-known name in the United States as the company fired its chief executive prior to embarking on a program of asset sales in an attempt to reduce debt.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2002.

AT&T CANADA INC. (ATTC - $31.79 - NASDAQ) is a facilities-based competitive local exchange carrier ("CLEC") offering local and long distance voice services and Internet services throughout Canada. The company was created in June 1999 from the merger of AT&T Canada Long Distance Services, MetroNet Communications, Netcom Canada and ACC TelEnterprises. As part of this transaction, AT&T acquired 33% of the company and committed to purchase the shares it did not already own at a later date. On June 25, 2002, AT&T disclosed that it would begin the process of providing for the purchase of all shares it does not already own at a guaranteed floor price of $51 Canadian dollars ($33.70 USD).

BANK OF IRELAND (BKIR.I - $12.42 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

DIAGEO PLC (DGE.LN - $12.85 - LONDON STOCK EXCHANGE) is one of the world's leading drinks business with a portfolio of international brands. Some of the company's leading brands include Guinness, Johnnie Walker and Smirnoff. The company has reorganized itself over the past few years and management can now focus its attention on growing its premium drinks business. This restructuring included the sale of Pillsbury to General Mills, the sale of Burger King to a financial buyer and the purchase of Seagram's drinks business.

DPL INC. (DPL - $26.45 - NYSE) is a consolidation play in the Midwest. DPL is the holding company for the small utility, Dayton Power & Light. DPL shares have fallen recently after the management lowered earnings per share ("EPS") guidance and also indicated that it would write down the value of some of its non-utility investment portfolio. As one of the smallest utilities in the region, and one whose state (Ohio) has deregulated its low-cost generating plants, we believe that DPL is a prime target for acquisition by a larger electric company.

GRUPO TELEVISA SA (TV - $37.38 - NYSE), headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. The Company has interests in television production and broadcasting, programming for pay television, direct-to-home ("DTH") satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $31.40 - NYSE), a Spanish-language television broadcaster in the United States in which Televisa has as a 15% fully diluted equity stake.

HARMONY GOLD MINING CO. LTD. (HARJ.J - $13.50 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $13.53 - NASDAQ) has graduated from a medium-sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

IRISH LIFE & PERMANENT PLC (IPM.I - $14.47 - IRISH STOCK EXCHANGE) is the third largest financial institution in Ireland. The company offers a broad array of financial products to consumers in Ireland. Expansion into overseas markets has been reversed, making Irish Life & Permanent a pure play on the exciting growth prospects for the Irish economy.

KNIGHT-RIDDER INC. (KRI - $62.95 - NYSE), headquartered in San Jose, California, is the country's second largest newspaper publisher. The company publishes 32 daily newspapers in 28 markets throughout the United States with circulation of
3.9 million daily and 5.3 million on Sundays. Knight-Ridder is the only pure play newspaper company with such a high concentration of papers in major metropolitan markets including Philadelphia, San Jose, Fort Worth, Detroit and Miami. Prominent publications include THE PHILADELPHIA INQUIRER, THE MIAMI HERALD and THE MERCURY NEWS in San Jose.

SANOFI-SYNTHELABO SA (SASY. PA - $60.84 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Fina Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

TICKETMASTER (TMCS - $18.71 - NASDAQ) is a publicly-traded subsidiary of USA Interactive (USAI - $23.45 - Nasdaq) that dominates the online and offline ticketing market in the United States. The company also operates USA's local city guide business on the Internet and the match.com website, which is the number one destination for personal ads on the Internet.

MINIMUM INITIAL INVESTMENT - $1,000
      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.
      In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                           WHEN
                       ---                           ----
      Special Chats:   Mario J. Gabelli              First Monday of each month
                       Howard Ward                   First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       AUGUST                        SEPTEMBER                        OCTOBER
                       ------                        ---------                        -------
      1st Wednesday    Susan Byrne                   Caesar Bryan                     Walter Walsh & Laura Linehan
      2nd Wednesday    Lynda Calkin                  Hart Woodson                     Caesar Bryan
      3rd Wednesday    Walter Walsh & Laura Linehan  Charles Minter & Martin Weiner   Henry Van der Eb
      4th Wednesday    Barbara Marcin                Barbara Marcin                   Lynda Calkin
      5th Wednesday                                                                   Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      In the current market environment, value is king. Investors are shunning risk in any shape or form. This includes risk of an earnings disappointment, balance sheet risk and business risk. Interestingly, investors are favoring companies that not only exhibit value characteristics but also have performed quite well and where there have been earnings upgrades. We will continue to try to identify franchises that have good growth potential, are run by excellent managers and buy them when we believe they are attractively valued with regard to their growth potential.
      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.

                                   Sincerely,

            /S/ MARC GABELLI                        /S/ CAESAR BRYAN
            MARC GABELLI                            CAESAR BRYAN
            Team Portfolio Manager                  Team Portfolio Manager


            /S/ HART WOODSON                        /S/ IVAN ARTEAGA
            A. HARTSWELL WOODSON, III               IVAN ARTEAGA, CFA
            Team Portfolio Manager                  Team Portfolio Manager

August 1, 2002

                    AVERAGE ANNUAL RETURNS -- JUNE 30, 2002 (A)
--------------------------------------------------------------------------------------
                      CLASS AAA SHARES  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------------
  1 Year ...............   (29.98)%        (30.01)%        (30.51)%        (30.58)%
                                           (34.02)%(c)     (35.15)%(d)     (31.51)%(d)
  5 Year ...............     5.75%           5.77%           5.46%           5.39%
                                             4.52%(c)        5.25%(d)        5.39%(d)
  Life of Fund (b) .....     9.23%           9.24%           9.05%           9.01%
                                             8.47%(c)        9.05%(d)        9.01%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 2, 2000, May 5, 2000 and March 12, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on February 7, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----       --------
           COMMON STOCKS -- 91.3%
           ADVERTISING -- 0.5%
   37,000  CMGI Inc.+ ............$   60,070   $   17,760
   49,712  JC Decaux SA+ .........   565,872      672,626
                                  ----------   ----------
                                     625,942      690,386
                                  ----------   ----------
           AEROSPACE -- 0.8%
   25,086  BAE Systems plc .......   120,133      129,523
   14,550  Lockheed Martin Corp. .   670,027    1,011,225
                                  ----------   ----------
                                     790,160    1,140,748
                                  ----------   ----------
           AGRICULTURE -- 1.2%
  134,925  Archer-Daniels-
             Midland Co. ......... 1,969,039    1,725,691
                                  ----------   ----------
           AUTOMOTIVE -- 1.4%
   98,345  Fiat SpA .............. 1,266,976    1,235,546
   33,188  Toyota Motor Corp. ....   893,639      877,566
                                  ----------   ----------
                                   2,160,615    2,113,112
                                  ----------   ----------
           BROADCASTING -- 8.2%
    8,284  Acme Communications
             Inc.+ ...............    53,708       60,887
    5,180  Beasley Broadcast
             Group Inc., Cl. A+ ..    56,844       76,400
   33,230  British Sky Broadcasting
             Group plc+ ..........   326,326      317,018
   78,016  Cumulus Media Inc.,
             Cl. A+ .............. 1,273,892    1,075,060
    2,447  Fisher Communications
             Inc. ................    80,361      143,688
   24,471  Granite Broadcasting
             Corp.+ ..............    56,871       59,465
      833  Gray Communications
             Systems Inc., Cl. B .     8,847       11,079
   61,082  Grupo Televisa SA,
             ADR+ ................ 2,329,121    2,283,245
  112,000  Nippon Broadcasting
             System Inc. ......... 4,335,051    4,111,599
   86,661  NRJ Group ............. 1,261,097    1,571,406
  100,000  On Command Corp.+ .....   837,500      169,000
   12,236  Paxson Communications
             Corp.+ ..............   114,645       67,298
      500  Reuters Group plc .....     6,562        2,672
    9,256  SBS Broadcasting SA+ ..   153,070      172,254
   54,659  Sinclair Broadcast
             Group Inc.+ .........   674,157      789,221
   81,082  Young Broadcasting Inc.,
             Cl. A+ .............. 2,657,392    1,441,638
                                  ----------   ----------
                                  14,225,444   12,351,930
                                  ----------   ----------
           BUILDING AND CONSTRUCTION -- 1.1%
   21,974  Fomento de Construcciones y
             Contratas SA ........   527,124      536,041
   38,525  POSCO, ADR ............   870,113    1,050,577
                                  ----------   ----------
                                   1,397,237    1,586,618
                                  ----------   ----------
           BUSINESS SERVICES -- 2.3%
   58,731  Cendant Corp.+ ........   952,948      932,648
   21,873  Interep National Radio
             Sales Inc., Cl. A+ ..   108,840       85,305

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----       --------
   50,000  Secom Co. Ltd. ........$2,256,078   $2,446,623
                                  ----------   ----------
                                   3,317,866    3,464,576
                                  ----------   ----------
           CABLE -- 1.4%
    8,045  Adelphia Communications Corp.,
             Cl. A+ ..............   194,503        1,287
  114,089  Cablevision Systems Corp.,
             Cl. A+ .............. 5,820,971    1,079,282
    8,727  Charter Communications
             Inc., Cl. A+ ........   106,536       35,606
   45,200  NTL Inc.+ .............     6,328        1,447
   80,175  Rainbow Media Group,
             Cl. A+ .............. 1,091,411      701,531
  104,373  UnitedGlobalCom Inc.,
             Cl. A+ ..............   309,662      287,026
                                  ----------   ----------
                                   7,529,411    2,106,179
                                  ----------   ----------
           COMMUNICATIONS EQUIPMENT -- 2.3%
    3,512  Agere Systems Inc.,
             Cl. A+ ..............    18,222        4,917
   86,202  Agere Systems Inc.,
             Cl. B+ ..............   375,048      129,303
    1,225  Furukawa Electric
             Co. Ltd. ............     6,460        4,704
   51,150  L-3 Communications
             Holdings Inc.+ ...... 1,681,262    2,762,100
  325,828  Lucent Technologies
             Inc.+ ............... 1,856,566      540,874
                                  ----------   ----------
                                   3,937,558    3,441,898
                                  ----------   ----------
           COMPUTER HARDWARE -- 0.3%
   27,860  Hewlett-Packard Co. ...   506,790      425,701
                                  ----------   ----------
           COMPUTER SOFTWARE AND SERVICES -- 0.7%
  205,000  Diversinet Corp.
             Units ...............   123,000       54,100
   26,000  EMC Corp.+ ............   434,434      196,300
   33,230  Gemplus International
             SA+ .................    48,135       47,587
   16,800  ManTech International
             Corp., Cl. A+ .......   268,800      403,032
   56,283  Terra Networks SA+ ....   462,282      319,622
                                  ----------   ----------
                                   1,336,651    1,020,641
                                  ----------   ----------
           CONSUMER PRODUCTS -- 3.2%
   12,136  Altadis SA ............   203,368      250,504
   34,000  Callaway Golf Co. .....   625,906      538,560
    5,314  Compagnie Financiere
             Richemont AG, Cl. A .   132,276      120,874
   13,675  Henkel KGaA ...........   798,460      939,200
  143,934  Marzotto SpA .......... 1,150,648    1,080,361
   29,367  Mattel Inc. ...........   529,705      619,056
    7,000  Nintendo Co. Ltd. ..... 1,100,771    1,025,831
    2,643  Swatch Group AG,
             Cl. B ...............   208,976      235,324
                                  ----------   ----------
                                   4,750,110    4,809,710
                                  ----------   ----------
           CONSUMER SERVICES -- 6.4%
  435,478  Ticketmaster, Cl. B+ .. 6,457,250    8,147,793
   62,500  USA Interactive Inc.+ . 1,688,275    1,465,625
                                  ----------   ----------
                                   8,145,525    9,613,418
                                  ----------   ----------
           DIVERSIFIED INDUSTRIAL -- 2.5%
   70,368  Autostrade SpA ........   507,214      583,081

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----       --------
           COMMON STOCKS (CONTINUED)
           DIVERSIFIED INDUSTRIAL (CONTINUED)
    6,837  Eiffage SA ............ $ 492,594   $  624,259
  371,000  Finmeccanica SpA ......   343,770      281,402
    5,237  Groupe Bruxelles Lambert
             SA ..................   289,716      273,609
   44,100  Honeywell International
             Inc. ................ 1,544,056    1,553,643
   20,458  Six Continents plc ....   216,201      212,579
   12,236  Tyco International Ltd.   198,223      165,308
                                  ----------   ----------
                                   3,591,774    3,693,881
                                  ----------   ----------
           EDUCATIONAL SERVICES -- 0.4%
   30,100  Benesse Corp. .........   859,887      549,985
                                  ----------   ----------
           ELECTRONICS -- 4.0%
    1,600  Murata Manufacturing
             Co. Ltd. ............    96,386      102,790
    1,500  Nikon Corp. ...........    12,872       16,607
   18,570  Samsung Electronics
             Co. Ltd. ............ 3,004,971    5,078,744
       75  Sony Corp. ............     3,608        3,966
   36,000  Texas Instruments Inc.  1,209,420      853,200
    1,000  Toshiba Corp.+ ........     3,466        4,072
                                  ----------   ----------
                                   4,330,723    6,059,379
                                  ----------   ----------
           ENERGY AND UTILITIES -- 6.7%
   73,780  BP plc ................   582,834      617,947
    3,427  CMS Energy Corp. ......    82,248       37,629
   60,000  Devon Energy Corp. .... 2,857,306    2,956,800
   27,272  DPL Inc. ..............   679,490      721,344
      351  Duke Energy Corp. .....    13,005       10,916
   29,365  El Paso Corp. .........   933,199      605,213
    1,466  Electrabel SA .........   327,986      338,799
    1,204  Eni SpA ...............    14,968       19,208
   15,470  Equitable Resources
             Inc. ................   462,425      530,621
    5,583  Gas Natural SDG SA ....   102,721      107,521
   62,173  National Grid
             Group plc ...........   418,318      435,153
    9,775  Petroleum Geo-Services
             ASA, ADR+ ...........    71,673       35,190
   24,807  PPL Corp. .............   805,672      820,616
   27,272  RGS Energy Group Inc. . 1,065,703    1,069,062
   79,925  Stolt Offshore SA+ ....   666,407      495,401
    6,463  Total Fina Elf SA .....   921,821    1,042,678
   34,260  Williams Companies Inc.   564,723      205,217
                                  ----------   ----------
                                  10,570,499   10,049,315
                                  ----------   ----------
           ENTERTAINMENT -- 8.9%
   45,980  AOL Time Warner Inc.+ . 1,207,107      676,366
   16,630  Crown Media Holdings Inc.,
             Cl. A+ ..............   195,528      131,211
  106,000  EMI Group plc .........   665,137      403,105
  148,000  Fox Kids Europe NV+ ... 1,586,309    1,680,938
   34,500  Gemstar-TV Guide
             International Inc.+ .   732,149      185,955
      560  Hudson Soft Co, Ltd. ..     3,425        3,971
  250,875  Liberty Media Corp.,
             Cl. A+ .............. 2,459,155    2,508,750
  150,000  Publishing &
             Broadcasting Ltd. ...   873,242      762,066

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----       --------
   85,303  Rank Group plc ........ $ 307,677   $  337,490
  100,000  Shaw Brothers (Hong
             Kong) Ltd. ..........    92,261      102,568
  490,000  SMG plc ............... 1,661,136      922,442
    2,447  Viacom Inc., Cl. A+ ...    98,982      108,794
   40,000  Viacom Inc., Cl. B+ ...   544,082    1,774,800
  150,612  Vivendi Universal SA .. 4,613,715    3,228,758
   22,878  Vivendi Universal
             SA, ADR ............. 1,281,001      491,877
                                  ----------   ----------
                                  16,320,906   13,319,091
                                  ----------   ----------
           ENVIRONMENTAL SERVICES -- 0.5%
   27,355  Waste Management Inc. .   709,931      712,598
                                  ----------   ----------
           EQUIPMENT AND SUPPLIES -- 0.7%
    6,901  Neopost SA+ ...........   221,035      274,669
      978  Tennant Co. ...........    34,377       38,729
   40,050  THK Co. Ltd. ..........   673,812      770,217
                                  ----------   ----------
                                     929,224    1,083,615
                                  ----------   ----------
           FINANCIAL SERVICES -- 3.1%
   48,834  Anglo Irish Bank
             Corp. plc ...........   229,640      314,940
    4,700  Assurances Generales de
             France ..............   212,301      215,938
  185,800  Banca Monte dei Paschi di
             Siena SpA ...........   571,199      603,717
   29,039  Bank of Ireland .......   280,066      360,790
    4,400  Converium Holding AG+ .   217,533      227,370
   11,914  Irish Life & Permanent plc,
             Dublin ..............   129,749      172,380
  364,224  Nikko Cordial Corp. ... 1,628,791    1,833,853
   11,165  Prudential plc ........    93,968      103,959
   12,136  RAS SpA ...............   141,027      162,887
    1,942  Swiss Re ..............   186,023      189,567
   29,800  Travelers Property Casualty
             Corp., Cl. A+ .......   551,300      527,460
                                  ----------   ----------
                                   4,241,597    4,712,861
                                  ----------   ----------
           FOOD AND BEVERAGE -- 3.0%
   48,828  Autogrill SpA+ ........   504,419      567,594
   19,000  Beghin-Say ............   696,184      744,965
   41,125  Coca-Cola Femsa SA,
             ADR .................   838,950      987,000
    2,793  Coca-Cola Hellenic Bottling
             Co. SA ..............    44,302       47,280
      980  Constellation Brands
             Inc.+ ...............    25,505       31,360
   25,366  Diageo plc ............   295,906      326,004
    4,894  Fleming Companies Inc.     90,001       88,826
    3,947  Hain Celestial Group
             Inc.+ ...............    93,141       73,019
    1,957  Heinz (H.J.) Co. ......    80,512       80,433
  114,402  Parmalat Finanziaria
             SpA .................   342,030      353,647
   35,550  Pepsi Bottling Group Inc. 854,306    1,094,940
    1,000  Pernod-Ricard SA ......    91,103       97,972
                                  ----------   ----------
                                   3,956,359    4,493,040
                                  ----------   ----------
           HEALTH CARE -- 5.7%
    4,062  Altana AG .............   213,277      220,405

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----       --------
           COMMON STOCKS (CONTINUED)
           HEALTH CARE (CONTINUED)
    2,231  Arkopharma ............ $  93,107   $  118,873
    2,233  Aventis SA ............   147,770      156,814
    6,402  Boiron SA .............   401,240      505,822
   14,683  Bristol-Myers Squibb Co.  462,303      377,353
   29,365  Caremark Rx Inc.+ .....   509,835      484,522
   35,000  GlaxoSmithKline plc ...   994,791      751,409
   49,700  Novartis AG ........... 1,911,194    2,169,494
   17,286  Pliva dd, Reg S, GDR ..   215,318      254,796
    6,200  Roche Holding AG ......   495,746      463,109
    3,533  Sanofi-Synthelabo SA ..   233,219      214,940
   14,683  Schering-Plough Corp. .   445,588      361,202
    6,363  Stada Arzneimittel AG .   218,031      254,512
   36,749  Takeda Chemical Industries
             Ltd. ................ 1,534,577    1,612,766
   10,253  UCB SA ................   414,671      376,185
    4,895  Wyeth .................   317,686      250,624
                                  ----------   ----------
                                   8,608,353    8,572,826
                                  ----------   ----------
           HOTELS AND GAMING -- 0.3%
    5,550  Greek Organization of
             Football Prognostics     51,808       50,976
  130,726  Hilton Group plc ......   446,976      452,140
                                  ----------   ----------
                                     498,784      503,116
                                  ----------   ----------
           METALS AND MINING -- 7.6%
   12,295  Agnico-Eagle Mines Ltd.,
             New York ............   147,293      179,138
   26,918  Agnico-Eagle Mines Ltd.,
             Toronto .............   315,136      391,145
   14,742  Anglogold Ltd., ADR ...   320,539      384,471
  171,313  AurionGold Ltd. .......   249,899      379,702
   24,666  Barrick Gold Corp. ....   458,386      468,407
   14,684  Compania de Minas
             Buenaventura SA, ADR    330,606      375,910
  122,362  Durban Roodepoort Deep
             Ltd., ADR+ ..........   210,085      520,039
   29,404  Freeport-McMoRan Copper
             & Gold Inc., Cl. B+ .   416,477      524,861
   88,484  Glamis Gold Ltd.+ .....   412,447      777,854
   71,026  Gold Fields Ltd., ADR .   434,051      796,912
   48,944  Goldcorp Inc. .........   329,388      499,773
  206,279  Harmony Gold Mining
             Co. Ltd. ............ 2,109,871    2,784,417
   58,733  Harmony Gold Mining Co.
             Ltd., ADR ...........   424,435      794,658
   85,842  IAM Gold Corp. ........   268,855      330,185
   49,329  Ivanhoe Mines Ltd.+ ...    96,354       98,925
  490,225  Lihir Gold Ltd.+ ......   352,823      368,658
   24,474  Meridian Gold Inc.+ ...   293,761      392,808
   24,473  Newmont Mining Corp.
             Holding Co. .........   509,482      644,374
    1,469  Peabody Energy Corp. ..    41,646       41,573

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----       --------
   22,026  Placer Dome Inc. ...... $ 263,147   $  246,911
   73,614  Repadre Capital Corp.+    258,831      382,375
                                  ----------   ----------
                                   8,243,512   11,383,096
                                  ----------   ----------
           PUBLISHING -- 1.4%
    3,915  Belo Corp., Cl. A .....    73,571       88,518
  516,425  Independent News & Media
             plc, Dublin ......... 1,129,079    1,020,069
    2,155  Knight-Ridder Inc. ....   139,217      135,657
  213,700  PRIMEDIA Inc.+ ........ 2,826,316      260,714
    1,958  Scripps (E.W.) Co.,
             Cl. A ...............   133,732      150,766
    1,469  Tribune Co. ...........    55,925       63,902
      476  United Business
             Media plc ...........     4,809        3,292
      245  Washington Post Co.,
             Cl. B ...............   132,753      133,525
   12,920  Wolters Kluwer NV+ ....   276,425      244,767
                                  ----------   ----------
                                   4,771,827    2,101,210
                                  ----------   ----------
           RETAIL -- 2.0%
   40,161  Blockbuster Inc., Cl. A   392,839    1,080,331
   11,166  Boots Co. plc .........   105,996      110,719
   14,200  Coach Inc.+ ...........   392,998      779,580
   25,550  Ross Stores Inc. ......   848,181    1,041,162
    1,063  Tod's SpA .............    51,422       46,193
                                  ----------   ----------
                                   1,791,436    3,057,985
                                  ----------   ----------
           SATELLITE -- 0.3%
   11,920  General Motors Corp.,
             Cl. H+ ..............   187,991      123,968
  299,700  Loral Space &
             Communications Ltd.+    855,823      296,703
                                  ----------   ----------
                                   1,043,814      420,671
                                  ----------   ----------
           TELECOMMUNICATIONS: BROADBAND -- 0.0%
  134,000  United Pan-Europe
             Communications NV,
             Cl. A+ ..............   740,648       14,703
                                  ----------   ----------
           TELECOMMUNICATIONS: LOCAL -- 3.9%
    9,456  ALLTEL Corp. ..........   509,326      444,432
   45,600  AT&T Canada Inc.+ .....   880,114    1,446,653
   61,700  AT&T Canada Inc.,
             Cl. B+ .............. 1,694,094    1,961,443
    4,768  CenturyTel Inc. .......   145,186      140,656
    3,547  Citizens Communications
             Co.+ ................    35,452       29,653
  116,800  Rogers Communications
             Inc., Cl. B+ ........   787,535    1,044,441
    2,333  SBC Communications Inc.    79,585       71,157
  100,331  Sonera Oyj+ ...........   506,915      371,149
    7,032  Verizon Communications
             Inc. ................   286,696      282,335
                                  ----------   ----------
                                   4,924,903    5,791,919
                                  ----------   ----------
           TELECOMMUNICATIONS: LONG DISTANCE -- 1.9%
  135,000  AT&T Corp. ............ 2,473,338    1,444,500
  147,089  BT Group plc+ .........   506,865      558,083
       48  KDDI Corp. ............   211,846      148,178
   48,942  Qwest Communications
             International Inc.+ .   624,439      137,037

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----       --------
           COMMON STOCKS (CONTINUED)
           TELECOMMUNICATIONS: LONG DISTANCE (CONTINUED)
   54,472  Sprint Corp. -
             FON Group ...........$1,063,867  $   577,948
   60,000  WorldCom Inc. -
             MCI Group ...........   894,915       54,000
                                  ----------   ----------
                                   5,775,270    2,919,746
                                  ----------   ----------
           TELECOMMUNICATIONS: NATIONAL -- 2.5%
  276,769  Broadwing Inc.+ ....... 2,695,956      719,600
   29,365  Hellenic Telecommunications
             Organization SA .....   484,396      457,350
  106,295  KPN NV+ ...............   577,160      487,536
   27,652  Portugal Telecom SA ...   209,334      196,035
      490  Swisscom AG ...........   148,779      142,573
   16,651  TDC A/S ...............   539,576      470,365
   71,027  Telecom Italia SpA ....   589,687      553,110
   41,943  Telecom Italia SpA, RNC   214,934      222,447
    2,267  Telefonica SA+ ........         0       19,031
   59,709  Telekom Austria AG+ ...   512,946      478,837
                                  ----------   ----------
                                   5,972,768    3,746,884
                                  ----------   ----------
           WIRELESS COMMUNICATIONS -- 6.1%
  218,740  AT&T Wireless
             Services Inc.+ ...... 2,764,678    1,279,629
  167,200  Centennial Communications
             Corp.+ .............. 2,409,597      407,968
   14,437  Dobson Communications
             Corp., Cl. A+ .......   109,975       12,416
  290,225  Filtronic plc ......... 1,878,355      634,838
  134,409  Leap Wireless International
             Inc.+ ............... 2,567,820      145,162
  636,651  mm02 plc+ .............   688,326      399,247
  214,097  Nextel Communications
             Inc., Cl. A+ ........ 1,543,702      687,251
      533  NTT DoCoMo Inc. ....... 1,334,143    1,310,451
   18,100  Rogers Wireless
             Communications Inc.+    219,045      139,241
   92,100  Rogers Wireless
             Communications Inc.,
             Cl. B+ .............. 1,228,133      710,091
   42,194  Rural Cellular Corp.,
             Cl. A+ .............. 1,085,729       43,882
    5,825  Telemig Celular Participacoes
             SA, ADR .............   212,623      120,577
   31,613  Telephone & Data
             Systems Inc. ........ 2,967,860    1,914,167
   33,491  United States
             Cellular Corp.+ ..... 2,012,614      852,346
   55,112  Vodafone Group plc ....   144,978       74,877
   56,773  Vodafone Telecel-Comunicacoes
             Pessoais SA+ ........   478,269      396,979
   14,501  Western Wireless Corp.,
             Cl. A+ ..............   214,620       46,983
                                 -----------  -----------
                                  21,860,467    9,176,105
                                 -----------  -----------
           TOTAL COMMON
             STOCKS .............160,435,030  136,852,634
                                 -----------  -----------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----       --------
           PREFERRED STOCKS -- 0.5%
           BUSINESS SERVICES -- 0.0%
   34,000  MindArrow Systems Inc.,
             Pfd., Ser. C +(a) ...$  850,000   $   34,000
                                  ----------   ----------
           CABLE -- 0.0%
      635  CSC Holdings Inc.,
             11.750%  Pfd.,
             Ser. H ..............    52,225       42,704
                                  ----------   ----------
           ENERGY AND UTILITIES -- 0.2%
   10,825  Mirant Trust I,
             6.250% Cv. Pfd.,
             Ser. A ..............   383,430      320,853
                                  ----------   ----------
           ENTERTAINMENT -- 0.1%
   14,800  ProSieben Sat.1
             Media AG, Pfd. ......   122,948      150,115
                                  ----------   ----------
           TELECOMMUNICATIONS -- 0.2%
       93  Broadwing Communications,
             12.500%  Pfd., Ser. B    46,500       11,160
    3,096  Broadwing Inc.,
             6.750% Cv. Pfd.,
             Ser. B ..............    96,131       52,322
    4,000  TDS Capital I,
             8.500% Pfd. .........   100,700       80,080
    4,000  TDS Capital II,
             8.040% Pfd. .........   100,113       81,000
                                  ----------   ----------
                                     343,444      224,562
                                  ----------   ----------
           TOTAL PREFERRED
             STOCKS .............. 1,752,047      772,234
                                  ----------   ----------

           WARRANTS -- 0.0%
           BUSINESS SERVICES -- 0.0%
    9,444  MindArrow Systems Inc.,
             expire 08/03/05+(a) .         0            0
                                  ----------   ----------
           COMPUTER SOFTWARE AND SERVICES -- 0.0%
  153,750  Diversinet Corp.
             Warrants ............         0            0
                                  ----------   ----------
           TOTAL WARRANTS ........         0            0
                                  ----------   ----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

 PRINCIPAL                                       MARKET
  AMOUNT                             COST         VALUE
 ---------                           ----       --------
             U.S. GOVERNMENT OBLIGATIONS -- 7.3%
$11,032,000  U.S. Treasury Bill++,
             1.655%, 07/25/02 ..$ 11,019,828  $11,019,828
                                ------------  -----------
           TOTAL INVESTMENTS --
             99.1% .............$173,206,905  148,644,696
                                ============
           OTHER ASSETS AND
             LIABILITIES (NET) -- 0.9% .......  1,278,876
                                             ------------
           NET ASSETS -- 100.0% .............$149,923,572
                                             ============
---------------------
           For Federal tax purposes:
           Aggregate cost ...................$173,206,905
                                             ============
           Gross unrealized appreciation ....$ 16,172,297
           Gross unrealized depreciation .... (40,734,506)
                                             ------------
           Net unrealized appreciation/
             (depreciation) .................$(24,562,209)
                                             ============
---------------------
 (a)  Security fair valued under procedures established by the
      Board of Directors.
 +    Non-income producing security.
 ++   Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.
RNC - Non-Convertible Savings Shares

                                     % OF
                                    MARKET       MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE        VALUE
--------------------------          ------    -----------
North America ......................  53.3%   $79,297,755
Europe .............................  25.3%    37,568,910
Japan ..............................  10.0%    14,823,179
Asia/Pacific Rim ...................   5.2%     7,742,315
South Africa .......................   3.6%     5,280,496
Latin America ......................   2.6%     3,932,041
                                     -----   ------------
                                     100.0%  $148,644,696
                                     =====   ============

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2002
                                  -------------

    AT&T Canada Inc.                                Harmony Gold Mining Co. Ltd.
    Bank of Ireland                                 Irish Life and Permanent plc
    Diageo plc                                      Knight-Ridder Inc.
    DPL Inc.                                        Sanofi-Synthelabo SA
    Grupo Televisa SA                               Ticketmaster
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $173,206,905) ..  $ 148,644,696
   Cash and foreign currency, at value
     (Cost $12,448) ...........................         13,340
   Receivable for Fund shares sold ............      1,757,929
   Dividends, interest and reclaims receivable         293,249
                                                 -------------
   TOTAL ASSETS ...............................    150,709,214
                                                 -------------
LIABILITIES:
   Payable for investments purchased ..........        390,043
   Payable for Fund shares redeemed ...........         16,386
   Payable for investment advisory fees .......        121,541
   Payable for distribution fees ..............         30,488
   Other accrued expenses .....................        227,184
                                                 -------------
   TOTAL LIABILITIES ..........................        785,642
                                                 -------------
   NET ASSETS applicable to 11,760,251
     shares outstanding .......................  $ 149,923,572
                                                 =============
NET ASSETS CONSIST OF:
   Capital stock, at par value ................  $      11,760
   Additional paid-in capital .................    252,617,019
   Accumulated net investment loss ............       (393,141)
   Accumulated net realized loss on investments
     and foreign currency transactions ........    (77,763,289)
   Net unrealized depreciation on investments
     and foreign currency transactions ........    (24,548,777)
                                                 -------------
   TOTAL NET ASSETS ...........................  $ 149,923,572
                                                 =============
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Shares of capital stock outstanding
     ($0.001 par value) .......................     11,739,597
                                                 =============
   Net Asset Value, offering and redemption
     price per share ..........................         $12.75
                                                        ======
   CLASS A:
   Shares of capital stock outstanding
     ($0.001 par value) .......................          7,883
                                                        ======
   Net Asset Value and redemption
     price per share ..........................         $12.76
                                                        ======
   Maximum offering price per share (NAV / 0.9425,
     based on maximum sales charge
     of 5.75% of the offering price at
     June 30, 2002) ...........................         $13.54
                                                        ======
   CLASS B:
   Shares of capital stock outstanding
     ($0.001 par value) .......................          6,098
                                                        ======
   Net Asset Value and offering
     price per share                                    $12.57 (a)
                                                        ======
   CLASS C:
   Shares of capital stock outstanding
     ($0.001 par value) .......................          6,673
                                                        ======
   Net Asset Value and
     offering price per share .................         $12.53 (a)
                                                        ======
   (a)  Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $36,613)  $  1,007,481
   Interest ..................................        79,120
                                                ------------
   TOTAL INVESTMENT INCOME ...................     1,086,601
                                                ------------
EXPENSES:
   Investment advisory fees ..................       850,541
   Distribution fees .........................       213,231
   Shareholder services fees .................       171,666
   Shareholder communications expenses .......        71,318
   Custodian fees ............................        59,798
   Registration fees .........................        35,208
   Interest expense ..........................        24,962
   Legal and audit fees ......................        23,857
   Directors' fees ...........................         4,674
   Miscellaneous expenses ....................        24,487
                                                ------------
   TOTAL EXPENSES ............................     1,479,742
                                                ------------
   NET INVESTMENT LOSS .......................      (393,141)
                                                ------------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
   Net realized loss on investments
     and foreign currency transactions .......   (20,496,767)
   Net change in unrealized depreciation
     on investments and foreign
     currency transactions ...................    (6,759,914)
                                                ------------
   NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS ............................   (27,256,681)
                                                ------------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...............  $(27,649,822)
                                                ============

                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             SIX MONTHS ENDED
                                                               JUNE 30, 2002            YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 2001
                                                              ---------------    -----------------
OPERATIONS:
  Net investment loss ......................................  $    (393,141)        $  (2,152,191)
  Net realized loss on investments
    and foreign currency transactions ......................    (20,496,767)          (54,348,819)
  Net change in unrealized depreciation of
    investments and foreign currency transactions ..........     (6,759,914)           (5,826,236)
                                                               ------------          ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....    (27,649,822)          (62,327,246)
                                                               ------------          ------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ................................................     (1,314,557)          (30,768,473)
  Class A ..................................................        (40,332)              (18,300)
  Class B ..................................................         34,433                    41
  Class C ..................................................         43,998                48,144
                                                               ------------          ------------
  Net decrease in net assets from capital share transactions     (1,276,458)          (30,738,588)
                                                               ------------          ------------
  NET DECREASE IN NET ASSETS ...............................    (28,926,280)          (93,065,834)
NET ASSETS:
  Beginning of period ......................................    178,849,852           271,915,686
                                                               ------------          ------------
  End of period ............................................   $149,923,572          $178,849,852
                                                               ============          ============

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Growth Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994. Prior to January 13, 2000, the Fund's name was The Gabelli Global Interactive Couch Potato[R] Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2002, there were no repurchase agreements.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Classes. Such allocations are made on the basis of each Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $48,819,742. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $212,257 and $180 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C Shares incurred distribution costs of $411 and $383, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2002, other than short term securities, aggregated $91,698,554 and $83,391,127, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $13,879 to Gabelli & Company, Inc. and its affiliates. During the six months ended June 30, 2002, Gabelli & Company, Inc. informed the Fund that it received $142 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2002.

The average daily amount of borrowings outstanding within the six months ended June 30, 2002 was $2,654,304 with a related weighted average interest rate of 2.53%. The maximum amount borrowed at any time during the six months ended June 30, 2002 was $19,600,000.

8. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                            JUNE 30, 2002                   DECEMBER 31, 2001
                                                     ----------------------------     -----------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                     ----------     -------------     -----------    --------------

                                                               CLASS AAA                         CLASS AAA
                                                     ----------------------------     -----------------------------
Shares sold .......................................  42,854,416     $ 623,427,241      66,163,401    $1,136,949,607
Shares issued upon reinvestment of dividends ......          --                --          (6,149)         (122,640)
Shares redeemed ................................... (42,669,787)     (624,741,798)    (67,935,391)   (1,167,595,440)
                                                    -----------     -------------     -----------    --------------
    Net increase (decrease) .......................     184,629     $  (1,314,557)     (1,778,139)   $  (30,768,473)
                                                    ===========     =============     ===========    ==============

                                                                CLASS A                           CLASS A
                                                     ----------------------------     -----------------------------
Shares sold .......................................       2,873     $      41,694           1,107    $       18,858
Shares issued upon reinvestment of dividends ......          --                --              --                --
Shares redeemed ...................................      (5,521)          (82,026)         (2,404)          (37,158)
                                                    -----------     -------------     -----------    --------------
    Net decrease ..................................      (2,648)    $     (40,332)         (1,297)   $      (18,300)
                                                    ===========     =============     ===========    ==============

                                                                CLASS B                           CLASS B
                                                     ----------------------------     -----------------------------
Shares sold .......................................       2,514     $      36,564             420    $        7,301
Shares issued upon reinvestment of dividends ......          --                --              --                --
Shares redeemed ...................................        (145)           (2,131)           (506)           (7,260)
                                                    -----------     -------------     -----------    --------------
    Net increase (decrease) .......................       2,369     $      34,433             (86)   $           41
                                                    ===========     =============     ===========    ==============

                                                                CLASS C                           CLASS C
                                                     ----------------------------     -----------------------------
Shares sold .......................................       6,337     $      92,528           3,231    $       62,145
Shares issued upon reinvestment of dividends ......          --                --              --                --
Shares redeemed ...................................      (3,268)          (48,530)           (898)          (14,001)
                                                    -----------     -------------     -----------    --------------
    Net increase ..................................       3,069     $      43,998           2,333    $       48,144
                                                    ===========     =============     ===========    ==============

THE GABELLI GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                       INCOME
                              FROM INVESTMENT OPERATIONS                        DISTRIBUTIONS
                        ------------------------------------ ----------------------------------------------
                                         Net
             Net Asset      Net      Realized and    Total                  Net
   Period      Value,   Investment  Unrealized       from       Net      Realized
   Ended     Beginning    Income   Gain (Loss) on Investment Investment   Gain on    Paid-in-     Total
December 31  of Period    (Loss)     Investments  Operations   Income   Investments   Capital Distributions
-----------  ---------  ---------- -------------- ---------- ---------- -----------  -------- -------------
CLASS AAA
   2002(a)    $15.45      $(0.03)     $ (2.67)     $ (2.70)       --          --         --           --
   2001        20.37       (0.16)       (4.76)       (4.92)       --          --         --           --
   2000        35.17       (0.29)      (12.92)      (13.21)       --      $(1.48)    $(0.11)      $(1.59)
   1999        16.99       (0.13)       19.77        19.64    $(0.00)(c)   (1.46)        --        (1.46)
   1998        14.28        0.11         3.98         4.09     (0.11)      (1.27)        --        (1.38)
   1997        11.75       (0.07)        4.97         4.90        --       (2.37)        --        (2.37)
CLASS A
   2002(a)     15.47       (0.03)       (2.68)       (2.71)       --          --         --           --
   2001        20.37       (0.16)       (4.74)       (4.90)       --          --         --           --
   2000(b)     38.80       (0.28)      (16.56)      (16.84)       --       (1.48)     (0.11)       (1.59)
CLASS B
   2002(a)     15.30       (0.09)       (2.64)       (2.73)       --          --         --           --
   2001        20.30       (0.29)       (4.71)       (5.00)       --          --         --           --
   2000(b)     38.80       (0.46)      (16.45)      (16.91)       --       (1.48)     (0.11)       (1.59)
CLASS C
   2002(a)     15.26       (0.08)       (2.65)       (2.73)       --          --         --           --
   2001        20.24       (0.28)       (4.70)       (4.98)       --          --         --           --
   2000(b)     38.80       (0.46)      (16.51)      (16.97)       --       (1.48)     (0.11)       (1.59)


                             RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                       ---------------------------------------------------------
                                               Net
            Net Asset         Net Assets  Investment      Operating
   Period     Value,            End of    Income (Loss)   Expenses to   Portfolio
   Ended      End of   Total    Period    to Average     Average Net    Turnover
December 31   Period  Return+ (in 000's)  Net Assets    Assets (d)(e)     Rate
----------- --------  ------- ----------  ------------  -------------  ----------
CLASS AAA
   2002(a)     $12.75   (17.5)% $149,663    (0.46)%(f)      1.74%(f)         52%
   2001         15.45   (24.2)   178,575    (0.91)          1.75            102
   2000         20.37   (37.5)   271,572    (0.95)          1.60             93
   1999         35.17   116.1    447,769    (0.85)          1.58             63
   1998         16.99    28.9     73,999    (0.66)          1.66            105
   1997         14.28    41.7     40,558    (0.61)          1.78             68
CLASS A
   2002(a)      12.76   (17.5)       100    (0.46)(f)       1.74(f)          52
   2001         15.47   (24.1)       163    (0.91)          1.75            102
   2000(b)      20.37   (43.3)       241    (0.95)(f)       1.60(f)          93
CLASS B
   2002(a)      12.57   (17.8)        77    (1.21)(f)       2.49(f)          52
   2001         15.30   (24.6)        57    (1.66)          2.50            102
   2000(b)      20.30   (43.5)        77    (1.70)(f)       2.35(f)          93
CLASS C
   2002(a)      12.53   (17.9)        84    (1.21)(f)       2.49(f)         52
   2001         15.26   (24.6)        55    (1.66)          2.50            102
   2000(b)      20.24   (43.7)        26    (1.70)(f)       2.35(f)          93

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From the period ended June 30, 2002; unaudited.
(b) From commencement of offering on March 1, 2000.
(c) Amount represents less than $0.005 per share.
(d) The Fund incurred interest expense during the six months ended June 30, 2002 and the periods ended December 31, 2001 and 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.71%, 1.59% and 1.49% (Class AAA), 1.71%, 1.59% and 1.49%
    (Class A), 2.46%, 2.34% and 2.24% (Class B) and 2.46%, 2.34% and 2.24%
    (Class C), respectively.
(e) The Fund incurred interest expense during the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.55%, 1.63% and 1.64%, respectively.
(f) Annualized.

                 See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             John D. Gabelli
CHAIRMAN AND CHIEF                                SENIOR VICE PRESIDENT
INVESTMENT OFFICER                                GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                           FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                         DEUTSCHE BUNDESBANK

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                 Anthonie C. van Ekris
FORMER CHAIRMAN AND                               MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                           BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA


                                    OFFICERS
Mario J. Gabelli, CFA                             James E. McKee
PRESIDENT AND CHIEF                               SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB442Q202SR
[PHOTO OMITTED]
[Photo of Mario J. Gabelli, CFA Omitted]

THE
GABELLI
GLOBAL
GROWTH
FUND

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002